UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________
Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):
June 1, 2009

AKEENA SOLAR, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52385	90-0181035
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

16005 Los Gatos Boulevard
Los Gatos, California 95032
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(408) 402-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry Into a Material Definitive Agreement.

On June 1, 2009, Akeena Solar, Inc., a Delaware corporation (“Akeena”), entered into an amendment agreement (the “Amendment Agreement”) with investors who had previously acquired Series G Warrants (the “Series G Warrants”) to acquire shares of Akeena Common Stock at a strike price of $1.12 per share.  The investors had first acquired Series G Warrants to purchase up to an aggregate of 2,196,400 shares of Common Stock, which were issued on March 3, 2009 pursuant to a securities purchase agreement by and among Akeena and the investors dated February 26, 2009.  Subsequently, on April 20, 2009, Akeena issued additional Series G Warrants to the same investors to purchase up to an aggregate of 1,275,000 shares of Common Stock, also at a strike price of $1.12 per share, and extended the term of the Series G Warrants until August 10, 2009.  Pursuant to the Amendment Agreement, the investors agreed to the immediate exercise of a portion of their Series G Warrants, for a total of 625,000 shares of Common Stock with gross proceeds to Akeena of $700,000.  In conjunction with that exercise, Akeena and the investors agreed to further amend the remaining Series G Warrants, to extend the term of the unexercised balance of the Series G Warrants until November 6, 2009 and to delete certain of the potential adjustment provisions.  In addition, Akeena agreed to issue new Series H Warrants to purchase up to an aggregate of 625,000 shares of Common Stock at a strike price of $1.34 per share (the “Series H Warrants”).  The Series H Warrants are not exercisable before December 1, 2009 and have a term of six months from the day they first become exercisable.  The closing of the transactions contemplated by the Amendment Agreement and the issuance of the Series H Warrants took place effective June 1, 2009.

A copy of the form of Amendment Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the form of Series H Warrant issued by Akeena is filed as Exhibit 4.4 to this Current Report and is incorporated herein by reference.

The Series G Warrants and the Series H Warrants (and the shares of Common Stock issuable from time to time upon exercise of those warrants) being offered by Akeena were registered under an existing shelf registration statement on Form S-3 (Registration No. 333-156603), which was declared effective by the Securities and Exchange Commission on January 30, 2009.

The foregoing is not a complete summary of the terms of the offering, the agreements, or the warrants described in this Item 1.01, and reference is made to the complete text of the Amendment Agreement and the form of warrant that are filed herewith as exhibits.

Item 3.03    Material Modification to Rights of Security Holders.

The disclosure provided above in Item 1.01 is incorporated by reference into this Item 3.03.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.4	Form of Series H Warrant

5.4	Legal Opinion of DLA Piper LLP (US)

10.2	Amendment Agreement by and among Akeena Solar, Inc. and the Purchasers (as defined therein), dated as of June 1, 2009

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 1, 2009

 AKEENA SOLAR, INC.

By: /s/ Gary R. Effren
Gary R. Effren,
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

4.4	Form of Series H Warrant

5.4	Legal Opinion of DLA Piper LLP (US)

10.2	Amendment Agreement by and among Akeena Solar, Inc. and the Purchasers (as defined therein), dated as of June 1, 2009